UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

May 13, 2013

Jamba, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32552	20-2122262
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

6475 Christie Avenue, Suite 150, Emeryville, California 94608

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(510) 596-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2013 Equity Incentive Plan

On May 14, 2013, at the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of Jamba, Inc. (the “Company”), the Company’s stockholders, upon the recommendation of the Board of Directors, approved the Jamba, Inc. 2013 Equity Incentive Plan (the “2013 Plan”). The 2013 Plan authorizes the Company to provide incentive compensation in the form of stock options, stock appreciation rights (“SARs”), restricted stock and stock units, performance shares and units, other stock-based awards, cash-based awards and deferred compensation awards. The 2013 Plan authorizes up to 9,000,000 shares, reduced proportionately by the reverse stock split approved by stockholders at the Annual Meeting and for awards made under the Jamba, Inc. 2006 Employee, Director and Consultant Plan (the “2006 Plan”) after January 2, 2013 and prior to the Annual Meeting (on the basis of one share for every one share granted pursuant to awards of options and SARs, and 1.46 shares for every one share granted pursuant to awards other than options and SARs) and increased proportionately by any award granted and outstanding under the 2006 Plan that, after the Annual Meeting, expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company for not more than the participant’s purchase price (on the basis of one share for every one share granted pursuant to awards of options and SARs, and 1.46 shares for every one share granted pursuant to awards other than options and SARs). A copy of the 2013 Plan is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 5.02. The standard forms of option, restricted stock and restricted stock unit award notices and agreements are attached hereto as Exhibits 10.2 through 10.7 and are incorporated by reference into this Item 5.02.

2013 Management Incentive Plan Criteria - Second Half

On May 13, 2013 the Compensation and Executive Development Committee (the “Committee”) of the Company’s Board of Directors established criteria for cash incentive awards that may be paid under the Company’s Management Incentive Plan for the second performance period in fiscal year 2013 which covers the period of July 3, 2013 through December 31, 2013 (the “2013 Second Half Criteria”).

Under the 2013 Second Half Criteria, cash incentive awards will be earned by participants upon the achievement of specified Company financial objectives, department strategic objectives and individual personal objectives. Under the 2013 Second Half Criteria, if the Company’s EBITDA for the performance period does not reach 85% of the target amount determined by the Committee, no amounts shall be payable with respect to the financial metrics. If the Company’s EBITDA for the performance period exceeds 85% of the target amount determined by the Committee, and if (i) the Company’s company store comparable sales for the performance period is positive and (ii) general and administrative expenses (excluding bonus amounts) are under the target maximum amount (unless the requirements in clauses (i) or (ii) are otherwise waived by the Committee), a participant is eligible for a portion of a bonus payout between 85% and 140% of participant’s targeted amounts with respect to the financial metrics.

The target awards by position and the balance between strategic and personal metrics based upon job title remain the same as those previously disclosed for the first half under the Management Incentive Plan.

Item 5.07   Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 14, 2013.

At the Annual Meeting, the matters on which the stockholders voted, in person or by proxy were:

(i)	to elect eight nominees as directors to serve until the next annual meeting and until their successors have been elected and qualified;

(ii)	to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;

(iii)	to approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our Common Stock, $0.001 par value per share, at a ratio of 1:5, and proportionate reduction of the number of authorized shares of Common Stock; and

(iv)	to approve the adoption of the Jamba, Inc. 2013 Equity Incentive Plan and to authorize an aggregate of up to 9,000,000 shares issuable under the plan.

The eight nominees were elected, the appointment of the independent registered public accounting firm was ratified, the amendment to the Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split was approved and the adoption of the Jamba, Inc. 2013 Equity Incentive Plan was approved. The results of the voting were as follows:

Proposal 1 - Election of Directors:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
James D. White	34,115,837	856,669	97,188	30,408,806
Michael A. Depatie	33,820,257	1,137,592	111,845	30,408,806
Richard L. Federico	34,061,859	887,565	120,270	30,408,806
Andrew R. Heyer	33,364,744	1,607,967	96,983	30,408,806
Lesley H. Howe	34,068,404	884,388	116,902	30,408,806
David A. Pace	34,554,471	402,914	112,309	30,408,806
Brian Swette	34,054,481	896,651	118,562	30,408,806
Fritzi G. Woods	34,237,692	720,107	111,895	30,408,806

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm:

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,682,004	551,997	224,499	—

Proposal 3 - Approve an Amendment to our Amended And Restated Certificate of Incorporation, as Amended, to Effect a Reverse Stock Split of our Common Stock, $0.001 Par Value Per Share, at a Ratio of 1:5, and a Proportionate Reduction of the Number of Authorized Shares of Common Stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,529,509	7,822,550	126,441	—

Proposal 4 - Approve the Adoption of the Jamba, Inc. 2013 Equity Incentive Plan and to Authorize an Aggregate of up to 9,000,000 Shares Issuable Under the Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,606,297	8,383,490	3,079,907	30,408,806

Concurrently with the election of the Company’s directors at the Annual Meeting, the holders of our Series B-2 Preferred Stock re-elected Marvin Igelman as the Series B-2 Director, by written consent dated effective May 14, 2013.

Item 8.01     Other Events.

Following the approval by the stockholders of Proposal 3 at the Annual Meeting, the Board of Directors of the Company selected May 31, 2013 as the proposed effective date for the Reverse Stock Split.

Item 9.01     Financial Statements and Exhibits.

(d)

10.1	Jamba, Inc. 2013 Equity Incentive Plan.

10.2	Form of Notice of Grant of Stock Option under 2013 Equity Incentive Plan.

10.3	Form of Stock Option Agreement under 2013 Equity Incentive Plan.

10.4	Form of Notice of Grant of Restricted Stock under 2013 Equity Incentive Plan.

10.5	Form of Restricted Stock Agreement under 2013 Equity Incentive Plan.

10.6	Form of Notice of Grant of Restricted Stock Unit under 2013 Equity Incentive Plan.

10.7	Form of Restricted Stock Unit Agreement under 2013 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMBA, INC.

Date:	May 16, 2013	By:	/s/ Karen L. Luey
			Name:	Karen L. Luey
			Title:	Chief Financial Officer, Chief Administrative Officer, Executive Vice President and Secretary